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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     April 9, 1997


                       QUICKTURN DESIGN SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

   Delaware                          0-22738                 77-0159619
(State or other                    (Commission              (IRS Employer
jurisdiction of                    File Number)        Identification Number)
incorporation)

           440 CLYDE AVENUE, MOUNTAIN VIEW, CALIFORNIA          94043
         (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:   (415) 967-3300


                                       N/A
          (Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS

     On April 9, 1997 Quickturn Design Systems, Inc. ("Quickturn") announced a loss of $0.13 per share on revenue of $21.4 million for the first quarter of 1997. The press release announcing this loss is attached hereto as exhibit 20.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.


     (a)  EXHIBITS

          20.1      Press Release of Quickturn, dated April 9, 1997.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:    April 10, 1997           QUICKTURN DESIGN SYSTEMS, INC.


                                   /s/ Raymond K. Ostby
                                   -----------------------------
                                   Raymond K. Ostby
                                   Vice President, Finance and Administration,
                                     Chief Financial Officer and Secretary


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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER           DESCRIPTION OF DOCUMENT
------           -----------------------

  20.1    Press Release of Quickturn, dated April 9, 1997.